EXHIBIT 32.1
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Transition Period Report of Matrixx Initiatives, Inc. (the “Company”) on Form 10-K for the transition period ended March 31, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, Carl J. Johnson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carl J. Johnson
Carl J. Johnson
President and Chief Executive Officer

Dated May 30, 2007

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